First Quarter Earnings Call  May 1, 2009  Exhibit 99.2

 Cautionary Statements and Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Agenda  • First Quarter 2009 Earnings,  2009 and 2010 Earnings  Forecast and Outlook  • Segment Results and Financial  Overview  • Operational Review  • Q&A  J. H. Miller  P. A. Farr  W. H. Spence  2

 First Quarter Results  Earnings from Ongoing Operations  Per  share  $0.61 $0.60  $0.00  $0.50  $1.00  1Q 2008 1Q 2009  3  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $0.69 $0.64  $0.00  $0.50  $1.00  1Q 2008 1Q 2009  Reported Earnings

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  4  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $4.20  Per Share  $1.90  $1.60  $3.60

 Ongoing Earnings Overview  $(0.01)$0.61$0.60Total  (0.02)0.260.24International Delivery  (0.02)0.160.14Pennsylvania Delivery  $ 0.03$0.19$0.22Supply  Change  Q1  2008  Q1  2009  5  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Supply Segment  Earnings Drivers  (0.04)Income taxes and other  0.03Margins -West  0.04O&M  0.04Financing Costs  $0.222009 EPS – Ongoing Earnings  0.03Total  (0.04)Margins -East  $0.192008 EPS – Ongoing Earnings  1st Quarter  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  6

 Pennsylvania Delivery Segment  Earnings Drivers  $0.142009 EPS – Ongoing Earnings  (0.02)Total  (0.01)  (0.02)  Financing Costs  Other  0.01O&M  $0.162008 EPS – Ongoing Earnings  1st Quarter  7  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  (0.09)Effect of Exchange Rates  0.04Financing Costs  $0.242009 EPS – Ongoing Earnings  (0.02)Total  0.02Income Taxes & Other  0.01O&M  $0.262008 EPS – Ongoing Earnings  1st Quarter  8  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  9  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $4.20  Per Share  $1.90  $1.60  $3.60

 Supply Segment Open EBITDA  *Based on forward market prices as of 3/31/09  2010E  (Millions)  Generation Output - MWh 55.5  Unhedged Gross Margin* 2,310  O&M (859)  Open EBITDA 1,451  Fuel 176  Power 617  Above/(Below) Market Value of Hedges* 793  Expected Margin 3,103  10

 ($605)  ($38)  ($315)  $685  $367  $280  ($30)  ($134)  $1  ($700)  ($400)  ($100)  $200  $500  $800  2008A 2009E 2010E  Supply Segment PA Delivery Segment International Delivery Segment  Free Cash Flow before Dividends Forecast  Millions  11

 $1.00  $1.10  $1.22  $1.34 $1.38  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2005 2006 2007 2008 2009  $/Share  Annualized  Continued Dividend Growth  12

 Liquidity Profile  (1) Reported as of 3/31/2009  Diverse bank group consisting of 23 banks committed under domestic facilities,  with no bank having more than 14% of commitments.  13  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $385 $285 $2,555  Bilateral Credit Facility Mar-2010 200 177 0 23  5-year Structured Credit Facility Mar-2011 300 259 0 41  364-day Credit Facility Sep-2009 385 0 0 385  $4,110 $821 $285 $3,004  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $1 $0 $189  Asset-backed Credit Facility Jul-2009 150 0 0 150  $340 $1 $0 $339  WPD 5-year Credit Facility Oct-2009 £150 £0 £57 £93  5-year Credit Facility Jan-2013 150 0 145 5  Uncommitted Credit Facilities 65 0 4 61  Letter of Credit Facility Mar-2010 4 4 0 0  £369 £4 £206 £159

 PPL Energy Supply Collateral Profile  Millions  14  $0  $500  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000  $4,500  $5,000  $5,500  Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09  Available Credit Capacity  Cash Posted  Borrowings/CP Outstanding  Letters of Credit

 Debt Maturities  (1) PPL Capital Funding $201 million maturity paid off in March 2009  (2) PPL Electric Utilities prefunding done in 10/2008 for 2009 maturity  Note: As of 3/31/2009  15  2009 2010 2011 2012 2013  PPL Energy Supply $0 $0 $500 $0 $737  PPL Capital Funding 0 (1) 0 0 0 0  PPL Electric Utilities 486 (2) 0 0 0 500  WPD Group 0 0 0 0 0  Subtotal $486 $0 $500 $0 $1,237  Prefunding $400 (2) $0 $0 $0 $0  Total $86 $0 $500 $0 $1,237  (Millions)

 PA and International Delivery Operational Update  PA Delivery  • PPLEU completed 5 of 6 RFPs  • Bids due for final RFP October 5, 2009 with PUC  approval expected October 8  • Filed rate deferral plan with the PUC  • Act 129 compliance plan filing on target for July 1requirement  International Delivery  • Distribution Price Control Review (DPCR5) preliminary results expected in July  16

 Supply Segment Operational Update  • Strong plant performance in Q109  • Susquehanna Unit 2 set generation record with  723 consecutive days generating electricity  • Unit 2 up-rate of 45 MW to be completed in  Q209  • Reapplied for Holtwood hydroelectric plant  expansion project  • Scrubbers on schedule for completion later this  year  17

 Current Hedge Positions -Electricity and Fuel  Note: As of 3/31/2009 18  2009 2010 2011 2012  Electricity Sales  East 98% 88% 51% 28%  West 95% 78% 78% 65%  Total 97% 86% 55% 34%  Uranium 100% 100% 100% 100%  Coal  East 100% 98% 73% 52%  West 100% 100% 86% 77%  Total 100% 98% 77% 59%  Unhedged Coal – million tons  Brunner & Montour 0.0 0.0 1.9 3.5  Keystone & Conemaugh 0.0 0.3 0.5 0.9

 Current East Coal Contracts -Base Prices  19  Base Prices for Wholly Owned Plants* *East wholly owned plants include Montour & Brunner Island but not Keystone & Conemaugh.  **Excludes contracts subject to mining-related oil surcharges and/or price collars.  Note: As of 3/31/2009  $35  $40  $45  $50  $55 max collar price  fixed base price  min collar price  2009 2010 2011  Weighted  Average  $/Ton  at Mine  11% 17%% Diesel Surcharge  78%68% 13%% Collars  21% 70%% Fixed Base Price**17%  5%

 Hedged Baseload Electricity 2009-2012  Hedged Baseload Electricity Sales  0%  20%  40%  60%  80%  100%  2009 2010 2011 2012  % of Coal, Hydro & Nuclear O utput$20  $30  $40  $50  $60  $70  $80  $/M W h  Average Sale Price  20

 Millions  $939  $691  $869 $938 $798  $648  $286  $295  $576  $649  $504  $535  $278  $251  $428  $448  $460  $477  $0  $400  $800  $1,200  $1,600  $2,000  $2,400  2008A 2009E 2010E 2011E 2012E 2013E  Supply PA Delivery International Delivery  $1,503  $2,035  $1,873  $1,237  Capital Expenditures by Segment  21  $1,762  $1,660

 Millions  $693 $811 $952 $1,221 $1,469 $1,528  $2,081 $2,207  $2,353  $2,513  $2,664 $2,803  $0  $1,000  $2,000  $3,000  $4,000  $5,000  2008A 2009E 2010E 2011E 2012E 2013E  Transmission Distribution & Other  Pennsylvania Delivery Rate Base  $3,018  $3,305  $3,734  $4,133  $4,331  $2,774  22

 PPL

 Market Prices  ELECTRIC   PJM  On-Peak  Off-Peak  ATC(2)   Mid-Columbia  On-Peak  Off-Peak  ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2008 2009 2010 2011 2012  $81 $51 $58 $63 $66  $49 $39 $43 $46 $50  $69 $45 $50 $54 $58  $65 $35 $46 $52 $56  $51 $28 $37 $41 $44  $59 $35 $42 $47 $50  $8.84 $4.36 $5.93 $6.67 $6.84  $9.85 $5.19 $6.84 $7.57 $7.72  8.3 9.8 8.5 8.3 8.5  $82.00 $158.24 $181.39 $136.79 $118.75  89.6% 90.7% 92.2% 90.9% 92.1%  Forward(1)  (1) Market prices based on the average of broker quotes as of 3/31/2009  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 3/31/2009  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  A-1

 PPL Supply Business Overview  2009E  Production GWh  A-2  Gas/Oil  38%  Coal  34%  Nuclear  18%  Hydro8%  QFs  2%  2009E  Installed Capacity MW  Gas/Oil  9%  Coal  52%  Nuclear  31%  Hydro  8%  Note: Graphs include tolling agreements

 PPL’s Generation Portfolio  Total Domestic Generation: 12,104 MW  Planned Uprate Projects or Additions: 270 MW  (1) Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  (2) Includes tolling agreements  A-3  Coal 3,500  Nuclear 2,165  Oil 1,817  Gas 2,282  Hydro 369  CTs 462  QFs 222  Coal 683  Hydro 604  West 1,287 MW  Hydro Uprate (2012) 28  Nuclear Uprate (2009-2011) 98  Hydro Uprate (2013) 125  Coal Uprate (2009) 11  Landfill Gas Addition (2009) 8  (1)  East 10,817 MW  (2)

 Supply Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-4  (203)Investment in Energy Project  $685($38)($605)Free Cash Flow before Dividends  (61)10(58)Other Investing Activities-net  (869)(691)(939)Capital Expenditures  Increase/(Decrease) in cash due to:  $1,615$643$ 595Cash from Operations  201020092008  Actual Projected

 PA Delivery Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-5  8303Asset Sales & Other  ($315)$280$367Free Cash Flow before Dividends  (576)(295)(286)Capital Expenditures  (293)Less Transition Bond Repayment  Increase/(Decrease) in cash due to:  $261$567$ 643Cash from Operations  201020092008  Note: Asset sales in 2008 includes the net proceeds from the sale of gas and propane businesses in 2008.  Actual Projected

 International Delivery Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-6  ($134)($ 30)$ 1Free Cash Flow before Dividends  (428)(251)(278)Capital Expenditures  Increase/(Decrease) in cash due to:  $294$221$ 279Cash from Operations  201020092008  Actual Projected

 2009 -2010 Sensitivities  EPS Impact  See Appendix A-1 for market price assumptions  A-7  Note: Discrete sensitivities based on changes to individual item, which ultimately may be interrelated.  2009 2010  $10/MW-Day  Capacity Price  Change  >$0.00 >$0.00  $1/MWh of  Unhedged  Baseload Sales  ±<$0.01 ±$0.01  $1/MWh of  Unhedged  Total Sales  ±<$0.01 ±$0.01  1% Generation  Availability ±$0.01 ±$0.03  $0.05 between  USD and  British Pound  ±$0.02 ±$0.02

 Reconciliation of First Quarter Reported  Earnings and Earnings from Ongoing Operations  A-8  (Millions)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending March 31, 2009  Reported earnings* $105 $49 $87 $241  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 50 50  Impairment of nuclear decom. trust investments (3) (3)  Impairments & other impacts - EAs (15) (15)  Other asset impairments (2) (1) (1) (4)  Workforce reduction (6) (5) (2) (13)  24 (6) (3) 15  Earnings from ongoing operations $81 $55 $90 $226  Qtr. Ending March 31, 2008  Reported earnings* $102 $60 $98 $260  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 50 50  Synfuel tax adjustment (13) (13)  Montana basin seepage litigation (5) (5)  32 32  Earnings from ongoing operations $70 $60 $98 $228  Change excluding special items $11 ($5) ($8) ($2)  * Represents net income attributable to PPL Corporation.

Reconciliation of First Quarter Reported Earnings and Earnings from Ongoing Operations

(Dollars Per Share)

	Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending March 31, 2009				
Reported earnings*	$0.28	$0.13	$0.23	$0.64
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.13			0.13
Impairment of nuclear decom. trust investments	(0.01)			(0.01)
Impairments & other impacts - EAs	(0.04)			(0.04)
Other asset impairments	(0.01)			(0.01)
Workforce reduction	(0.01)	(0.01)	(0.01)	(0.03)
	0.06	(0.01)	(0.01)	0.04
Earnings from ongoing operations	$0.22	$0.14	$0.24	$0.60
Qtr. Ending March 31, 2008				
Reported earnings*	$0.27	$0.16	$0.26	$0.69
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.13			0.13
Synfuel tax adjustment	(0.04)			(0.04)
Montana basin seepage litigation	(0.01)			(0.01)
	0.08			0.08
Earnings from ongoing operations	$0.19	$0.16	$0.26	$0.61
Change excluding special items	$0.03	($0.02)	($0.02)	($0.01)

* Represents net income attributable to PPL Corporation.

Note: Per share amounts are based on diluted shares outstanding.

A-9

ppl

 Reconciliation of Year-to-Date  Operating Income and Energy Margins  A-10  2009 2008 Change  Per Share  (after-tax)  Eastern U.S., pre-tax $312 $340 ($28) ($0.04)  Western U.S., pre-tax 83 61 22 0.03  Domestic gross energy margins, pre-tax $395 $401 ($6) ($0.01)  2009 2008  Operating Income $417 $480  Adjustments:  Energy-related businesses, net (8) (8)  Other operation and maintenance 373 377  Amortization of recoverable transition costs 84 76  Depreciation 110 112  Taxes, other than income 73 75  Revenue adjustments (a) (897) (426)  Expense adjustments (a) 243 (285)  Domestic gross energy margins $395 $401  Year-to-Date March 31,  Year-to-Date March 31,  (Millions)  (a) See additional information on the following slide

 Reconciliation of Year-to-Date  Operating Income and Energy Margins  A-11  2009 2008  Revenue adjustments  WPD utility revenue $ (176) $ (241)  Domestic delivery component of utility revenue (354) (354)  Other utility revenue (14) (12)  Mark-to-market adjustments from economic activity (353) 180  Gains from sale of emission allowances 1  Total revenue adjustments $ (897) $ (426)  Expense adjustments  Mark-to-market adjustments from economic activity $ (267) $ 266  Domestic electric ancillaries (12) (12)  Gross receipts tax 31 30  Other 5 1  Total expense adjustments $ (243) $ 285  Year-to-Date March 31,  (Millions)

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2009 2009 2008 2007  Earnings from Ongoing Operations per share of common stock $1.90 $1.60 $2.02 $2.60  Special items (net of taxes):  economic hedges 0.13 0.13 0.67 0.08  Impairment of nuclear decom. trust investments (0.01) (0.01) (0.04)  Sale of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.01) (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.03) (0.03) (0.02)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Other asset impairments (0.01) (0.01) (0.05)  Impairments & other impacts - EAs (0.04) (0.04) (0.07)  0.04 0.04 0.45 0.75  Reported Earnings per share of common stock $1.94 $1.64 $2.47 $3.35  Note: Per share amounts are based on diluted shares outstanding.  MTM adj's from energy-related, non-trading  Forecast Actual  A-12

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	STABLE	NEGATIVE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA	
Senior Notes	Baa2	BBB	BBB+
Outlook	STABLE	NEGATIVE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	A3/Baa1	AA-/A-	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	NEGATIVE	STABLE

* Letter of Credit-Backed Security
** Includes both Insured and Non-Insured Securities

A-13

ppl

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	NEGATIVE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		NEGATIVE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	NEGATIVE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	NEGATIVE	POSITIVE

A-14

ppl

Forward-Looking Information Statement  A-15  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins,  sales and supply, marketing performance, hedging, growth, revenues, expenses, rates, regulation, cash flows, credit  profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures, and generating  capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although  PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are  reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the  results discussed in the statements. The following are among the important factors that could cause actual results to differ  materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; volatility in  financial or commodities markets; weather conditions affecting customer energy usage and operating costs; competition in  power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its  subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating  performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance,  including environmental capital expenditures and emission allowance and other expenses; system conditions and  operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions  and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices;  receipt of necessary government permits, approvals and rate relief; capital market conditions and decisions regarding  capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries;  the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity  securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans;  the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in  states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of  threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation,  including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such  forward-looking statements should be considered in light of such important factors and in conjunction with PPL  Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.

“Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that are unusual  or nonrecurring. Special items also include the mark-to-market impact of energy-related, non-trading economic hedges and impairments  of securities in PPL’s nuclear decommissioning trust funds. These energy-related, non-trading economic hedges are used to hedge a  portion of the economic value of PPL’s generation assets and PPL’s load-following and retail activities. This economic value is subject to  changes in fair value due to market price volatility of the input and output commodities (e.g., coal and power). The mark-to-market impact  of these hedges is economically neutral to the company because the mark-to-market gains or losses on the energy hedges will reverse as  the hedging contracts settle in the future. Earnings from ongoing operations should not be considered as an alternative to reported  earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting  principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to  investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions.  PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies  may use different measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment  of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash  flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non- GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain  operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies  may calculate free cash flow before dividends in a different manner.  "Domestic Gross Energy Margins" is intended to supplement the investors' understanding of PPL’s domestic non-trading and trading  activities by combining applicable income statement line items and related adjustments to calculate a single financial measure. PPL  believes that "Domestic Gross Energy Margins" is useful and meaningful to investors because it provides them with the results of PPL's  domestic non-trading and trading activities as another criterion in making their investment decisions. "Domestic Gross Energy Margins" is  not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating  performance. PPL's management also uses "Domestic Gross Energy Margins" in measuring certain corporate performance goals used in  determining variable compensation. Other companies may use different measures to present the results of their non-trading and trading  activities.  Definitions of Financial Measures  A-16